Exhibit 10.4


                        RADIANT SYSTEMS, INC.

                           LEASE AGREEMENT
                          TABLE OF CONTENTS


SECTION                                                          PAGE

 1  LEASED PREMISES..................................................1

 2  TERM.............................................................1

 3  RENTAL...........................................................1

 4  DELAY IN DELIVERY................................................6

 5  USE OF LEASED PREMISES...........................................7

 6  UTILITIES........................................................8

 7  LANDLORD OBLIGATIONS.............................................9

 8  ALTERATIONS, MECHANICS' LIENS...................................10

 9  WASTE AND QUIET CONDUCT.........................................11

10  FIRE INSURANCE, HAZARDS.........................................11

11  INDEMNIFICATION.................................................11

12  WAIVER OF CLAIMS................................................12

13  SIGNS, LANDSCAPING..............................................12

14  ENTRY BY LANDLORD...............................................13

15  INSURANCE.......................................................13

16  ABANDONMENT.....................................................14

17  DESTRUCTION.....................................................15

18  ASSIGNMENT AND SUBLETTING.......................................16

19  INSOLVENCY OF TENANT............................................17

20  BREACH BY TENANT................................................17

21  ATTORNEYS' FEES/COLLECTION CHARGES..............................20

22  CONDEMNATION....................................................20

23  NOTICES.........................................................21

24  WAIVER..........................................................21

25  EFFECT OF HOLDING OVER..........................................22

26  SUBORDINATION...................................................22

27  ESTOPPEL CERTIFICATE............................................22

28  PARKING.........................................................23

29  MORTGAGEE PROTECTION............................................23

30  RULES AND REGULATIONS...........................................23

31  BROKERAGE COMMISSIONS...........................................23

32  DELAYS..........................................................24

33  MISCELLANEOUS PROVISIONS........................................25


EXHIBITS:

EXHIBIT "A":   Legal Description of the Land
EXHIBIT "B":   Description of Brookside Office Park
EXHIBIT "C":   Estimated Operating Expenses
EXHIBIT "D":   Construction Schedule
EXHIBIT "E":   Subordination, Non-disturbance, Attornment
                 Agreement
EXHIBIT "F":   Base Building Project Plans and Specifications
EXHIBIT "G":   Management Specifications
EXHIBIT "H":   Special Stipulations
EXHIBIT "I":   Land Option Agreement
EXHIBIT "J":   The Additional Building
EXHIBIT "K":   Work Letter Agreement
EXHIBIT "L":   Location of Jogging Trail
EXHIBIT "M":   Example of Rental Rate Calculation

STATE OF GEORGIA

GWINNETT COUNTY



     THIS LEASE AGREEMENT, made this 7th day of October, 1997, by and between WEEKS REALTY, L.P., hereinafter referred to as "Landlord", and RADIANT SYSTEMS, INC., hereinafter referred to as "Tenant";

                              ARTICLE I

                              PREMISES

     1.01 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the property hereinafter referred to as the LEASED PREMISES, described as: (i) an office building (the "Building") containing approximately 106,631 rentable square feet (and 102,043 usable square feet) of office and warehouse space in Brookside Office Park, Fulton County, Georgia, which Building is to be constructed by Landlord for Tenant, at Landlord's sole cost and expense, in accordance with the Approved Plans and Specifications (as hereafter defined), and (ii) the land on which the Building is to be located (the "Land") as more particularly described on Exhibit "A" attached hereto and by this reference incorporated herein. The Land is a part of that certain office park to be known as Brookside Office Park (the "Office Park"), said Office Park being shown on Exhibit "B" attached hereto and made a part hereof. (The Building and Land are sometimes collectively referred to as the "Leased Premises").

                             ARTICLE II

                                TERM

     2.01 TO HAVE AND TO HOLD said Leased Premises for a term commencing upon Substantial Completion of construction of the Leased Premises (hereafter defined) (hereinafter referred to as the "Commencement Date") and continuing for a period of ten (10) years, (provided that if the Commencement Date is not the first day of a calendar month, the term of this lease shall continue until the last day of the calendar month in which the 10th anniversary of the Commencement Date occurs) upon the terms, conditions, and covenants contained herein. "Substantial Completion" shall mean completion of construction of the Leased Premises in accordance with the Approved Plans and Specifications, subject only to normal punchlist items and completion of all off-site improvements reasonably necessary for Tenant's occupancy of and operation of its business within the Leased Premises, including, but not limited to, all roadways and utility lines. It is understood and agreed by Landlord and Tenant that in order to achieve Substantial Completion the only permitted incomplete or defective punchlist items must be those which shall, if taken either individually or in the aggregate, do not materially or substantially interfere with Tenant's taking possession of, moving its personal property and effects into, or using and enjoying the Leased Premises for the purposes for which it was intended. Landlord agrees to provide to Tenant at least thirty (30) days prior written notice of the date on which it expects to achieve Substantial Completion.

                             ARTICLE III

                               RENTAL

     3.01 As rental for the Leased Premises, Tenant agrees to pay to Landlord, without offset or abatement, except as might otherwise be specifically provided for hereunder to the contrary, base rental as set forth below:

          Years 1-5      $134,149.08/month        $1,609,789.00/year
          Years 6-10     $150,247.00/month        $1,802,964.00/year

     due on or before the first day of each calendar month beginning on the Commencement Date and thereafter for the remainder of the term, together with any other additional rental as hereinafter set forth. Notwithstanding the foregoing, in the event the Commencement Date occurs on or before July 17, 1998, then, in such event, Base Rental shall not be due and payable hereunder until said July 17, 1998 date. Tenant shall pay interest at a rate of twelve percent (12%) per annum on any payment of rent remaining due five (5) days after the due date thereof. Tenant has deposited with Landlord, upon delivery of this Lease Agreement, an amount equal to One Hundred Thirty-three Thousand Two Hundred Eighty-nine and 97/100 Dollars ($133,289.97), which is to be applied as first month's rental.
If the Commencement Date of this Lease shall be a date other than the first day of a calendar month, applicable rent for such month shall be prorated on a daily basis, based on the number of days in such month.

     3.02 In addition to the Base Rental payable by Tenant in accordance with Paragraph 3.01 of this Lease, Tenant shall pay monthly to Landlord on the same due date as the Base Rental the sum (hereinafter referred to as the "Additional Rent") calculated in accordance with the following:

     (a) As used in this Lease, the following definitions shall apply:

     (i) "Calendar Year" shall mean any period during the Term of this Lease commencing on January 1 and ending on the next following December 31.

     (ii) "Building" shall mean the Land and the Building and other structures, improvements, fixtures and appurtenances now or hereafter placed, constructed or erected thereon.

     (iii) "Pro Rata Share" shall equal one hundred percent (100%); provided, however, that in the event that the amount of space leased by Tenant shall increase or decrease subsequent to the Commencement Date of the Term, whether pursuant to an option to expand or otherwise, the Pro Rata Share shall be appropriately adjusted by Landlord.

     (iv) "Operating Expenses" shall mean any and all costs, expenses and disbursements of every kind and character (subject to the limitations set forth below) which Landlord shall incur, pay or become obligated to pay in connection with the ownership of any estate or interest in the Building or the operation, maintenance, repair, and security of the Building and which are typically passed through to tenants by landlords of like kind space in the northern corridor of the Atlanta, Georgia metropolitan area and which are determined in accordance with generally accepted accounting principles consistently applied, including, but not limited to, the following:

          (A) Wages and salaries of all employees engaged in the operation, repair, maintenance, and security of the Building, including taxes, insurance and benefits relating thereto.

          (B) All supplies and materials used in the operation, maintenance, repair, and security of the Building.

          (C) Cost of all maintenance and service agreements on equipment, including alarm service, window cleaning and elevator maintenance.

          (D) Cost of casualty, liability and other insurance applicable to the Building or Landlord's personal property used in connection therewith.

          (E) All taxes and assessments and governmental charges, whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments imposed upon or attributable to the Building, its operation or the Base Rental or Additional Rent without reference to other income of the Landlord.

          (F) Cost of repairs, and general maintenance of the Building.

          (G) Cost of service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Building.

          (H) Cost of maintaining accounting books and records.

          (I) Costs of contractual management fees and other costs directly related to the on-site management of the Building.

          (J) Cost of janitorial services, trash, garbage, snow and ice removal; servicing, replacing, equipping and maintenance of all electrical, security and fire alarms, fire pumps, sprinkler systems and fire extinguishers and hose cabinets; painting; window cleaning and landscaping and gardening.

          (K) Capital expenditures required by any governmental or regulatory authority, or fire and safety equipment, and capital expenditures for energy related equipment only to the extent of savings resulting therefrom. Said capital expenditures shall be amortized over their useful life and shall only be passed through on an annualized basis.

          (L) All costs, expenses or assessments levied, assessed or imposed on the Leased Premises by, or at the direction of, any entity or group authorized by the Protective Covenants to make such assessments or levy such costs in connection with the Leased Premises

Specifically excluded from the definition of the term "Operating Expenses" are expenses for repairs, replacements and general maintenance to the extent paid by proceeds of insurance or by Tenant or other third parties and alterations attributable solely to tenants of the Building other than Tenant; expenses for repairs, replacements or maintenance to the extent same are to be paid for solely by Landlord pursuant to the provisions of Article VII hereof; interest, amortization or other payments on loans to Landlord whether secured or unsecured; depreciation of the Building; leasing commissions; legal expenses; salaries of officers, executives, employees and agents not directly involved in the on-site operation of the Building; and state, federal or local income taxes, excess profits or franchise taxes or other such taxes imposed on or measured by or determined from the gross income of Landlord.

     (b) Commencing on the first anniversary of the Commencement Date and continuing thereafter during each Calendar Year of the term of this Lease, Tenant shall pay to Landlord increases in Operating Expenses above: the greater of (i) $3.29 per square foot of rentable area in the Building, said amount being based upon the estimated Operating Expense amounts provided by Landlord to Tenant as set forth on Exhibit "C" attached hereto and incorporated herein by reference, or (ii) the Operating Expenses for the first full year during which the Building is fully operational (hereinafter the "Base Amount"). Tenant shall pay to Landlord, as additional rent, its Pro Rata Share of the amount of such increase in equal monthly installments along with its Base Rental payments. Notwithstanding the provisions of this Section 3.02, in no event shall any increase in the Operating Expenses attributable to increases in all costs except taxes and insurance exceed a 5% per annum increase over Operating Expenses for the immediately preceding Calendar Year. Tenant shall in any event be responsible for the payment of all increases in the costs of taxes and insurance over the Base Amount.

     (c) On or before December 31st of each Calendar Year during the Term, or as soon thereafter as practicable, Landlord shall give Tenant written notice of its estimate of the Additional Rent for the next ensuing Calendar Year, which estimate shall break down each component of the Operating Expenses into the same categories and shall otherwise be in the same format as shown on Exhibit "C". Commencing in the first (1st) month of the ensuing Calendar Year, or as soon thereafter as Landlord shall invoice Tenant, Tenant shall pay to Landlord one-twelfth (1/12) of such estimated Additional Rent. If notice of

Landlord's estimate of Additional Rent is not given prior to December 31, during the next Calendar Year Tenant shall continue to pay the monthly payment based on the Additional Rent computed for the previous Calendar Year until the month after such notice is given. In relation to the foregoing and by way of example, if, as anticipated, the Commencement Date falls in July of 1998, then, in such event, Landlord would provide Tenant notice of Landlord's estimate of Tenant's Pro Rata Share of Operating Expenses for the months August, 1999 through December, 1999 on or about December 31, 1998; however, Tenant would not be obligated to pay such Pro Rata Share until August, 1999, at which time the Base Amount will have been established. Furthermore, in the event of such a July, 1998 Commencement Date, Tenant's Pro Rata Share for the partial year running from August, 1999 through December, 1999 would be reconciled during the first three (3) months of the year 2000.

     (d) Within ninety (90) days after the close of each Calendar Year, Landlord shall deliver to Tenant a final statement of the Additional Rent for the immediately preceding Calendar Year and such statement shall be final and binding upon Landlord and Tenant, absent manifest error as determined by a Tenant audit of same. If such statement shows an amount owing by Tenant that is less than the payments actually made by the Tenant for the immediately preceding Calendar Year, Tenant shall be credited for such excess against the next monthly payments of Additional Rent. If such statement shows an amount owing by the Tenant that is more than the payments actually made by the Tenant for the immediately preceding Calendar Year, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of the statement.

     (e) Tenant will be entitled from time to time, at its sole cost and expense, to audit and verify the operations of the Building and the related books and records of Landlord to assure that the operating expenses from time to time reported by Landlord are in keeping with the provisions of this paragraph.
As to any calendar year, any undertaking by Tenant must be initiated before the end of the following calendar year; and absent fraud or gross negligence on Landlord's part, the operating expenses as timely reported by Landlord for the calendar year will be deemed controlling upon the expiration of Tenant's audit and verification rights for such calendar year.
In the event of any errors, the appropriate party will make a correcting payment in full to the other party within thirty (30) days after the determination and communication to all parties of the amount of such error. Notwithstanding any other language contained herein to the contrary, in the event of any errors on the part of Landlord in excess of 7.5% of Tenant's actual Operating Expenses liability for that Calendar Year, Landlord will also reimburse Tenant for all costs of the audit and verification reasonably, and actually incurred by Tenant.

     (f) Landlord agrees to manage the Leased Premises based upon the management specifications as outlined in Exhibit "G". Notwithstanding any provisions contained herein to the contrary, Landlord acknowledges and agrees that it will, at all times, at a minimum, manage and operate the Leased Premises in accordance with the standards then generally met by landlords of first class office parks located in the northern corridor of the metropolitan Atlanta, Georgia area. Tenant shall be given the opportunity to actively participate in management procedure and policy decisions which directly relate to Operating Expenses for the Leased Premises, and, in relation thereto, Landlord agrees to consider in good faith all recommendations of Tenant related thereto.

     3.03 Landlord shall provide the allowances as set forth in the Work Letter Agreement, attached hereto and incorporated herein by reference as Exhibit "K".

     3.04 Tenant agrees to pay as additional rent to Landlord, upon demand, its pro rata share of any utility surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any Federal, State, Municipal or local governmental authorities in connection with the use or occupancy of the Leased Premises.

     3.05 Tenant recognizes that the Leased Premises are subject to the Protective Covenants (as defined below) and that the Protective Covenants provide, among other things, for the imposition of assessments and other charges against the Leased Premises and the Land. In relation thereto, Landlord agrees to pay all such charges and assessments, however, such charges and assessments will constitute a portion of the Operating Expenses as provided for in Section 3.02(a) hereof. Further in relation thereto, Tenant may, within the time and in the manner prescribed by the Protective Covenants for such purpose, in its own name and behalf or, if necessary or appropriate in order to perfect such challenge, in the name and on behalf of Landlord, challenge the amount, validity or applicability of any such costs, expenses or assessments (an "Assessment Protest"); provided that (a) Tenant shall pay any such cost, expense or assessment under protest, prior to delinquency, if any such

Assessment Protest does not suspend the collection thereof from any party, and (b) no portion of the Leased Premises or any rentals payable hereunder or Landlord's title or interest therein would be in any danger of being sold, forfeited, interrupted or lost as a result of such Assessment Protest. Tenant shall prosecute any Assessment Protest with due diligence and continuity. Tenant shall provide Landlord with copies of any application, petition or other pleading filed in connection with any Assessment Protest before filing. Landlord may join with Tenant in making any such application, petition or other pleading, retain co-counsel, attend hearings, present evidence and arguments, and generally participate in the conduct of the Assessment Protest. If and to the extent that Landlord is requested in writing to do so by Tenant, Landlord agrees to cooperate with Tenant in good faith in connection with any Assessment Protest undertaken by Tenant, provided Tenant promptly reimburses Landlord for any expense in connection therewith. Subject to Landlord's right to reimbursement as set forth below, Tenant shall be entitled to receive and retain any refund of any costs, expense or assessments obtained by Tenant, to the extent such cost, expense or assessment was paid by Tenant under this paragraph 3.05.
Nothing contained in this paragraph 3.05 shall limit or restrict Landlord's right to undertake any Assessment Protest with respect to the Leased Premises. Any reduction in or refund of any such costs, expenses or assessments previously paid by Tenant obtained by Landlord shall be applied first to Landlord's costs and expenses in conducting such Assessment Protest, with the balance refunded to Tenant in the manner described above, and in the event of a reduction in any such costs, expenses and assessments not yet paid by Tenant, Tenant shall reimburse Landlord, within thirty (30) days of receipt of Landlord's invoice therefor, for Landlord's costs and expenses in conducting such Assessment
Protest, up to the amount of the reduction obtained. In the event Tenant undertakes or files any Assessment Protest in the name of Landlord, Tenant shall promptly provide Landlord written notice thereof, and Tenant acknowledges that Tenant's use of Landlord's name shall be subject to the indemnification of Landlord contained in Article 12 hereof. Tenant shall give
Landlord five (5) days advance written notice of any such use of Landlord's name.

     "Protective Covenants" means the Initial Declaration of
Covenants, Conditions and Restrictions for the Office Park which shall be recorded in the Fulton County, Georgia records, as might thereafter be amended.

     3.06 In the event Landlord elects not to file a tax protest (a "Tax Protest"), Tenant may, within the respective times and in the manner prescribed by law for such purposes, in its own name and behalf or, if necessary or appropriate in order to perfect such petition, in the name and on behalf of Landlord, petition for reduction of the assessed valuation of the Building and Land, claim a refund of real estate taxes or assessments or otherwise challenge the amount, validity or applicability of any real estate tax or assessment pertaining to the Leased Premises. Tenant shall prosecute any Tax Protest with due diligence and continuity. If and to the extent that Landlord is requested to do so by Tenant, Landlord agrees to cooperate with Tenant in good faith in connection with any Tax Protest undertaken by Tenant, provided Tenant promptly reimburses Landlord for any expense in connection therewith.

                             ARTICLE IV

                   DELAY IN DELIVERY OF POSSESSION

     4.01 Attached hereto as Exhibit "D" is a schedule of construction of the Leased Premises, including the dates by which Tenant must make certain decisions regarding the Leased Premises (hereinafter referred to as the "Construction Schedule"). Landlord and Tenant shall use their diligent good faith efforts to ensure construction of the Leased Premises remains on schedule in accordance with the Construction Schedule, provided, however, that in no event shall the failure of Landlord to cause Substantial Completion to occur on or before the scheduled completion date, constitute a default by Landlord under this Lease. In the event of any delay in Substantial Completion of the Leased Premises caused by Tenant Delays (hereafter defined), the Commencement Date (for purposes of Tenant's obligation to commence the payment of rent and for purposes of fixing the lease term) shall be the date on which Substantial Completion would have occurred but for such delay.

     4.02 Landlord acknowledges and agrees that it is of critical importance to Tenant that Landlord (i) shall have completed all aspects of the Base Building Improvements and Tenant Improvements as necessary to enable Tenant to begin its Tenant fixturing by June 26, 1998 (the "Tenant Fixturing Date"), and (ii) shall have achieved Substantial Completion, as herein defined, by July 17, 1998 (the "Target Substantial Completion Date"). Accordingly, Landlord agrees that Landlord shall be liable to Tenant for any and all damages suffered by Tenant as a result of Landlord's failure to meet such construction deadlines, except to the extent such failure is due to Tenant

Delays or Excusable Delays. Notwithstanding the foregoing damages, in the event the completion of the required work by Landlord is so delayed for thirty (30) days or less following said Tenant
Fixturing Date or Target Substantial Completion Date (whichever is applicable), said damages shall be limited to one-half (1/2) of the total holdover rent paid by Tenant to Tenant's current landlord (estimated at $62,500.00), and in the event completion of the required work is so delayed for more than thirty (30) days following said Tenant Fixturing Date or Target Substantial
Completion Date (whichever is applicable), said damages shall be limited to an additional One Hundred Fifty Thousand Dollars ($150,000.00). Furthermore, in addition to Landlord's liability for such damage amounts, Tenant shall be entitled to a credit against future rent equal to the number of days by which the work necessary to achieve Substantial Completion remains incomplete following the Target Substantial Completion Date for any reason other than Tenant Delays or Excusable Delays.

     4.03 In the event the Substantial Completion has not occurred by November 14, 1998, as such date has been extended for Excusable Delays and Tenant Delays, or, in the event Substantial Completion has not occurred by March 14, 1999, as such date has been extended for only Tenant Delays, then, in either said event, Tenant shall have the right to terminate this Lease by giving Landlord five (5) days written notice, whereupon neither party shall have further liability to the other hereunder except as provided for in Section 4.02 above.

                              ARTICLE V

                       USE OF LEASED PREMISES

     5.01 The Leased Premises may be used and occupied only for general manufacturing and assembly, testing, warehousing and distribution, showroom and offices and such other uses as are incidental thereto and customary in connection therewith, and for no other purpose or purposes, without Landlord's prior written consent. Tenant shall promptly comply at its sole expense with all laws, ordinances, orders, and regulations affecting the Leased Premises which are applicable as a result of Tenant's specific use of the Leased Premises. Tenant shall not, without prior written notice to Landlord, do or permit anything to be done in or about the Leased Premises that will in any way increase the insurance premiums due for fire insurance upon the Building. Tenant shall be solely responsible for all increases in fire insurance premium amounts resulting from Tenant's specific use of the Building. Tenant will not perform any act or carry on any practices that may injure the building or be a nuisance to owners or occupants of adjoining premises. Tenant shall not cause, maintain or permit any outside storage on or about the Leased Premises, including pallets or other refuse. No area outside of the Leased Premises shall be used by Tenant for storage without Landlord's prior written consent. The rear loading areas of the Tenant's unit must be clean and unobstructed. Tenant shall, at Tenant's sole cost and expense, comply fully with all environmental laws and regulations, and all other legal requirements, applicable to Tenant's operations at, on or within, or to Tenant's use and occupancy of, the Leased Premises. On or before the Commencement Date, Tenant shall take possession of the Leased Premises and operate thereon the normal business operations of Tenant.

     5.02 Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances or materials, except in such manner as allowed under all applicable laws, rules and regulations. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Leased Premises any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances or materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing of the Leased Premises to ascertain whether or not there has been any release of hazardous materials, and such testing is required as the result of a reasonable suspicion on the part of such lender or governmental agency of a violation by Tenant of its covenants hereunder, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional rent. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Leased Premises. Tenant shall in the manner provided in Article 12 indemnify Landlord and hold Landlord harmless from and against any and all claims, damages, fines, judgments, penalties, costs, liabilities and losses (including, without limitation, any and all sums paid for settlement of claims, attorneys' fees and consultant and expert fees) arising from or in connection with the presence or suspected presence of hazardous substances in or on the Leased Premises resulting from the actions of Tenant of those for whom Tenant is responsible at law or under this Lease, except as a result of the acts or omissions of Landlord, its agents, employees and contractors for which Landlord shall indemnify Tenant and hold Tenant harmless in the manner provided in paragraph 5.03 below. Without limitation of the foregoing, these indemnifications shall include any and all costs incurred due to any investigation of the site or any cleanup, removal, or restoration mandated by a federal, state, or local agency or political subdivision. The within covenants shall survive the expiration or earlier termination of the lease term.

     5.03 Landlord agrees to indemnify and hold harmless the Tenant from any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses (including without limitation, any and all sums paid for settlement of claims, attorneys' fees, consultant, and expert fees) from or in connection with the presence of hazardous substances in or on the Leased Premises as a result of the acts or omissions of Landlord, its agents, employees and contractors. Without limitation of the foregoing, this indemnification shall include any and all costs incurred due to any investigation of the site or any cleanup, removal, or restoration mandated by a federal, state, or local agency or political subdivision as a result of the acts or omissions of Landlord, its agents, employees and contractors.

                             ARTICLE VI

                              UTILITIES

     6.01 Landlord shall not be liable in the event of any interruption in the supply of any utilities unless and except to the extent caused by the actions or inactions of Landlord or those for whom Landlord is responsible at law. Notwithstanding the foregoing, Landlord agrees to use all reasonable efforts to aid Tenant in having any such interrupted utility restored in an expeditious manner. Tenant agrees that it will not knowingly install any equipment which will exceed or overload the capacity of any utility facilities and that if any equipment installed by Tenant shall require additional utility facilities, the same shall be installed by Tenant at Tenant's expense in accordance with plans and specifications approved in writing by Landlord. Tenant shall be solely responsible for and shall pay all charges for use or consumption of sanitary sewer, water, gas, electricity, telephone and any other utility services for the Leased Premises.

                             ARTICLE VII

                       LANDLORD'S OBLIGATIONS

     7.01 The Leased Premises shall be constructed by Landlord in compliance with all federal, state, county, municipal or local government laws, ordinances, regulations, rules and orders (including, without limitation, all environmental laws, rules and regulations, the Americans With Disabilities Act and the Occupational Safety and Health Act of 1970, as amended). Further, Landlord shall be solely responsible for insuring that the Building is constructed in compliance with the Protective Covenants.

     7.02  During the course of construction of the Leased
Premises, Tenant or Tenant's agents or contractors may enter upon the Leased Premises for purposes of inspecting and reviewing the work, taking measurements, making plans, installing trade fixtures and telephones, erecting temporary or permanent signs and doing such other work as may be appropriate or desirable without being deemed thereby to have taken possession or obligated itself to pay rent but Tenant agrees that: (a) Landlord shall have no liability for injury to any person or damage to any property of Tenant stored on the Leased Premises except for damages caused by the willful act or gross negligence of Landlord or its employees or agents, (b) Tenant shall not materially interfere with Landlord's construction work on the Leased Premises, (c) Tenant shall indemnify, protect and hold harmless Landlord from and against any and all claims, demands, damages, losses, costs, expenses, liabilities and actions at law or in equity based upon any occurrence or condition arising out of or attributable to Tenant's exercise of such right, and (d) Tenant shall be solely responsible for the permitting of any such work it performs.

     7.03 No later than twenty (20) days after the Commencement Date, Tenant and Landlord shall prepare an agreed final punch list setting forth the work, if any, remaining to be done, or requiring correction, on the Leased Premises, and Landlord shall promptly commence, and thereafter with due diligence prosecute to completion, the work required by said punch list (which shall in no event include, except on condition Tenant shall pay to Landlord the actual cost thereof plus ten percent (10%) of such amount, work required as a consequence of injury or damage to the Leased Premises attributable to Tenant, its agents, employees, contractors or movers). If the parties cannot agree upon the final punch list, then the punch list shall be determined by an independent professional engineer employed by the mutual agreement of Landlord and Tenant. Landlord agrees to commence to complete all mutually agreed upon punch list items within thirty
(30) days after Substantial Completion. Landlord acknowledges and agrees that in the event it has not completed all punchlist items within ninety (90) days after Substantial Completion, Tenant shall have the right to complete such items and charge Landlord the cost thereof.

     7.04 Notwithstanding anything elsewhere in this Lease to the contrary, Landlord shall, at its sole cost and expense, upon notice by Tenant for a period of one (1) year immediately subsequent to the Commencement Date, repair, replace or otherwise correct structural or other construction defects, as well as defects in any of the additional items to be constructed or installed by Landlord in accordance with this Lease, provided that Landlord shall not have any obligation to correct or repair any defect or condition caused by the acts or failure to act of
Tenant, its agents, contractors, employees or invitees.   In
addition, Landlord acknowledges and agrees that it shall, at its sole cost and expense, repair any structural defects in any of the structural components of the Leased Premises discovered during the Lease Term. Landlord acknowledges and agrees that Landlord's costs incurred in connection with its obligations under this Section 7.04 shall not be passed through as Operating Expense items.

     7.05 From the Commencement Date until the expiration or earlier termination of the term hereof, Tenant shall have exclusive control of the Leased Premises and Landlord shall be under no obligation to inspect the same. Tenant shall report in writing to Landlord any defective condition known to it which Landlord is required to repair, and Landlord shall move with reasonable diligence to repair such condition. Landlord agrees that in the event Landlord fails to maintain the Leased Premises as required or fails to commence to make repairs within thirty (30) days after its receipt of notice from Tenant, or fails thereafter to diligently pursue such repair to completion, then Tenant shall have the right to make such repairs and charge Landlord for the cost thereof. Failure to report such defects within a reasonable time after discovery shall make Tenant responsible to Landlord for any and all additional costs or liability incurred by Landlord resulting from such delay in notification. Landlord agrees that in the event Landlord fails to maintain the Leased Premises as required or fails to commence repairs within thirty (30) days as provided herein, Tenant shall have the right to make such repairs and charge Landlord for the cost thereof.

                            ARTICLE VIII

                    ALTERATIONS, MECHANICS' LIENS

     8.01 Alterations may not be made to the Leased Premises without prior written consent of Landlord, and any alterations of the Leased Premises excepting furniture and trade fixtures shall at Landlord's option become part of the realty and belong to Landlord. Notwithstanding the foregoing provisions, Tenant shall have the absolute right to make alterations, additions or improvements to the Leased Premises having a cost of Fifteen Thousand Dollars ($15,000.00) for each alteration, addition or improvement, or Forty-five Thousand Dollars ($45,000.00) in the aggregate per lease year, provided such alterations, additions or improvements do not diminish the value of the Building or materially adversely affect the structure, electrical, mechanical or plumbing systems of the Building.

     8.02 Should Tenant desire to alter the Leased Premises and Landlord gives written consent to such alterations, at Tenant's option, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations.

     8.03 Notwithstanding anything in paragraph 8.02 above, Tenant may install trade fixtures, machinery or other trade equipment in conformance with all applicable laws, statutes, ordinances, rules, regulations, and the same may be removed upon the termination of this Lease provided the Leased Premises are not damaged by such removal. Tenant shall return the Leased Premises on the termination of this Lease in the same condition as when rented to Tenant, casualty, reasonable wear and tear only excepted. Tenant shall not be required to remove the initial Tenant Improvements upon the termination of the

Lease, and, further shall have no obligation to remove any alteration, addition or improvement approved by Landlord during the term unless Landlord advises Tenant at the time of such approval that it will require such removal. Tenant shall keep the Leased
Premises, the building and property in which the Leased Premises are situated free from any liens arising out of any work performed for, materials furnished to, or obligations incurred by Tenant, and Tenant shall discharge of record by bond or otherwise, within ten (10) days following Tenant receiving notice of the filing thereof, any mechanic's or similar lien or encumbrance filed against the Leased Premises for work or materials claimed to have been furnished to or for the benefit of Tenant and/or the Leased Premises. All such work provided for above, shall be done at such times and in such manner as Landlord may from time to time reasonably designate.

                             ARTICLE IX

                       WASTE AND QUIET CONDUCT

     9.01 Tenant shall not commit, or suffer any waste upon the Leased Premises, or any nuisance, or other act or thing which may unreasonably interfere with the quiet enjoyment of any owner or occupant of any other property in the project in which the Leased Premises are located.

                              ARTICLE X

                       FIRE INSURANCE, HAZARDS

     10.01 No use shall be made or permitted to be made of the Leased Premises, nor acts done which might cause the cancellation of any insurance policy covering the Building, or any part thereof, nor shall Tenant sell, or permit to be kept, used or sold, in or about the Leased Premises, any article which may be prohibited by the standard form of fire insurance policies. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to the Leased Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering the Leased Premises and appurtenances. In the event that Tenant takes any actions in the future, or conducts its business in such a way that causes an increase in the fire insurance rate on the Building, Landlord shall give Tenant notice of such proposed increase, and Tenant shall have a period of ten (10) days within which to discontinue such actions or use before Tenant shall be responsible for the payment of such increase in cost.

                             ARTICLE XI

                           INDEMNIFICATION

     11.01 Tenant shall indemnify Landlord and hold Landlord harmless against and from any and all claims arising from Tenant's use of the Leased Premises (other than those arising from any negligence of Landlord or its agents or employees), or the conduct of its business or from any activity, work, or thing done, permitted or suffered by the Tenant in or about the Leased Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of the Tenant, or of its agents or employees, and from and against all costs, reasonable attorney's fees actually incurred, expenses and liabilities incurred in or about such claim or any action or proceeding brought relative thereto and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel, chosen by Tenant and who is reasonably acceptable to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in or about the Leased Premises from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease where such failure has persisted for an unreasonable period of time after written notice of such failure, and Tenant hereby waives all claims in respect thereof against Landlord. The obligations of Tenant under this section arising by reason of any occurrence taking place during the term of this Lease shall survive any termination of this Lease.

     11.02 Landlord shall indemnify and hold harmless Tenant against and from all claims arising from any breach or default in the performance of any obligation on Landlord's part to be performed under this Lease, or arising from any act, neglect, fault or omission of Landlord or of its agents, employees or contractors and from and against all reasonable costs, reasonable attorneys' fees actually incurred, expenses and liabilities actually incurred in or about such claim or any action or proceeding brought relative thereto and in case any action or proceeding be brought against Tenant by reason of any such claim, Landlord upon notice from Tenant shall defend the same at Landlord's expense by counsel, chosen by Landlord and who is reasonably acceptable to Tenant. The obligations of Landlord or Tenant under this section arising by reason of any occurrence taking place during the term of this Lease shall survive any termination of this Lease.

                             ARTICLE XII

                          WAIVER OF CLAIMS

     12.01 Notwithstanding any indemnity granted herein, and notwithstanding any other term or provision of the Lease to the contrary, Landlord and Tenant hereby both release the other and their respective employees, agents and invitees from and waive any claims either may have against the other and their employees, agents, servants or invitees for any loss or damage to the Building, Leased Premises, Land,

Office Park, improvements on or to the Building, Leased Premises, Land, Office Park, or the contents of the foregoing, and any personal property stored or placed thereon by either of them caused by any of the perils insurable against under fire and extended coverage insurance policies with "all risks" endorsement, whether such damage or loss was caused by the negligence of either of them or their respective employees, agents, servants or invitees. The foregoing mutual release and waiver of subrogation shall apply whether or not such insurance on the Building, Leased Premises, Land, Office Park improvements, contents, and/or personal property was in force at the time of the loss of damage.
Moreover, each party agrees to take all actions necessary to make the foregoing release effective and binding upon their respective insurance carriers so that such carriers specifically waive any right of subrogation that such carriers might otherwise have against the other party and/or their respective employees, agents, servants or invitees.

                            ARTICLE XIII

                         SIGNS, LANDSCAPING

     13.01 Landlord shall have the right to control landscaping and approve the placing of signs and the size and quality of the same. Tenant shall, however, be entitled to make changes to the landscaping plan, with the prior written consent of the Landlord. Tenant shall place no exterior signs on the Leased Premises without the prior written consent of Landlord. Any signs not in conformity with the Lease may be immediately removed by Landlord. Notwithstanding the above language, Landlord acknowledges and agrees that Tenant shall be entitled to have corporate identification signage on any and all monument signs constructed by Landlord within the Office Park, and, furthermore, Landlord acknowledges and agrees that it will not withhold its approval of any proposed Tenant signage based upon size so long as such signage is in conformance with the Protective Covenants and all applicable governmental requirements. Finally, Tenant shall have the absolute right to place such identification signs within the interior of the Building as Tenant so elects.

                             ARTICLE XIV

                          ENTRY BY LANDLORD

     14.01 Tenant shall permit Landlord and Landlord's agents to enter the Leased Premises at all reasonable times during normal business hours for the purpose of inspecting the same or for the purpose of maintaining the building, or for the purpose of making repairs, alterations, or additions to any portion of the building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required or for the purpose of posting notices of non-responsibility for alterations, additions, or repairs, or for the purpose of showing the Leased Premises to prospective tenants, or placing upon the building any usual or ordinary "for sale" signs, without any rebate of rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Leased Premises thereby occasioned; and shall permit Landlord at any time within thirty
(30) days prior to the expiration of this Lease, to place upon the Leased Premises any usual or ordinary "to let" or "to lease" signs. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the exterior doors about the Leased Premises. Notwithstanding the foregoing, Landlord agrees to use all reasonable efforts to provide Tenant at least twenty-four (24) hours prior written notice of its intent to enter the Leased Premises and further agrees any such entry shall be conducted in such manner so as to minimize any interference with Tenant's business operations.

                             ARTICLE XV

                              INSURANCE

     15.01 Liability Insurance. Tenant, at its own expense, shall obtain and keep in full force and effect at all times during the term of this Lease public liability insurance for the benefit of Landlord and Tenant (and, at Landlord's request, any Mortgagee (as hereinafter defined) of Landlord) jointly against liability for personal injury and property damage in the amount of not less than Three Million Dollars ($3,000,000.00) in respect to injuries to or death of more than one person in any one occurrence, in the amount of not less than One Million Dollars ($1,000,000.00) in respect to injuries to or death of any one person, and in the amount of not less than One Million Dollars ($1,000,000.00) per occurrence in respect to damage to property, such limits to be for any greater amounts as may be reasonably indicated by circumstances from time to time existing. Tenant shall increase said insurance coverage as reasonably required by Landlord. All or part of the liability insurance coverage, if any, that may from time to time be required or maintained in excess of the minimum limits set forth above may be provided by an umbrella policy complying in all respects with the requirements of this Article 15 and which provides that its coverage is not limited or affected by claims made with respect to personal injury or property damage at other locations. As used herein, "Mortgage" means any deed to secure debt, mortgage, deed of trust, or similar security instrument. "Mortgagee" means the holder of a Mortgage.

     15.02 Each insurance policy required to be maintained by Tenant hereunder shall be written by a company having an A.M.
Best Company rating of "A" or better and a financial category of "VII" or better and legally qualified to issue such insurance, and shall name as insured parties Landlord (and, at Landlord's request, any Mortgagee of Landlord) and Tenant as their interests may appear. Each such policy shall provide that it shall not be canceled or reduced except after not less than thirty (30) days written notice to Landlord (and any Mortgagee of Landlord), and shall also provide that the interest of Landlord and any Mortgagee of Landlord shall not be invalidated by any act or negligence of Tenant or Landlord or of any person or entity having an interest in the Leased Premises nor by occupancy or use of the Leased Premises for any purpose that is more hazardous than permitted by such policy. Tenant shall deliver to Landlord
(and, at Landlord's request, any Mortgagee of Landlord) a certificate of insurance evidencing the existence and renewal of each insurance policy which is required to be maintained by Tenant hereunder (and specifically confirming that such policy shall not be canceled or reduced except after not less than thirty (30) days written notice to Landlord and any Mortgagee of Landlord), such delivery to be made promptly after such insurance is obtained at least thirty (30) days prior to the expiration date of such insurance policy. If any such insurance policy has a deductible clause, Tenant shall be liable for the full deductible amount. Each policy of property insurance maintained by Tenant hereunder shall provide that the insurer waives any right of subrogation against Landlord and any Mortgagee of Landlord, and any policy or policies of property insurance maintained by Landlord with respect to the Leased Premises shall provide that the insurer waives any right of subrogation against Tenant. Each such policy maintained by Tenant shall be primary and non-contributing with any insurance carried by Landlord (and any Mortgagee of Landlord). The limits of any insurance provided hereunder shall not limit the liability of Tenant hereunder. If Tenant shall fail to procure and maintain any insurance required hereunder, Landlord may, but shall not be required to, procure and maintain the same but at the expense of Tenant.

     15.03 At all times during and throughout the term hereof, Landlord shall procure and maintain in full force and effect (i) fire and extended coverage insurance covering the Building in an amount at least equal to the full replacement cost thereof, and
(ii) public liability insurance for bodily injury and property damage in an amount to be determined by Landlord in its sole discretion, but in no event less than a limit of One Million Dollars ($1,000,000.00) per occurrence and One Million Dollars ($1,000,000.00) aggregate. Landlord shall furnish Tenant with certificates of such policies whenever reasonably required by Tenant to satisfy Tenant that such policies are in full force and effect.

                             ARTICLE XVI

                             ABANDONMENT

     16.01 Tenant shall not abandon the Leased Premises at any time during the term of this Lease; and if Tenant shall abandon, or surrender the Leased Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Leased Premises shall, at the option of the Landlord, be deemed abandoned and be and become the property of Landlord.

     16.02 Tenant may vacate the Leased Premises during the term of this Lease provided (i) Tenant is not otherwise in default hereunder; (ii) Tenant adequately secures the Leased Premises to prevent damage, destruction or vandalism to the Leased Premises;
(iii) Tenant continues such utilities to the Leased Premises as will prevent any damage to the Leased Premises; (iv) Tenant continues to provide insurance for the Leased Premises and Tenant pays any increased premium resulting from a lack of a tenant in the Leased Premises.

                             ARTICLE XII

                             DESTRUCTION

     17.01 In the event of damage to or destruction of the Building during the lease term which requires repairs to the Building, Landlord shall (subject to paragraph 17.02 below) forthwith make repairs, provided in Landlord's reasonable judgment repairs can be completed within one hundred fifty (150) days under the laws and regulations of authorized public authorities, but such damage or destruction (including any destruction necessary in order to make repairs) shall in no way annul or void this Lease, except that Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made (but only to the extent of the proceeds of rental insurance made available to Landlord pursuant to the rental insurance policy Tenant is required to maintain under Article 15). The proportionate reduction is to be based upon the extent to which the making of repairs shall interfere with the business carried on by Tenant in the Leased Premises. If repairs cannot in Landlord's reasonable judgment be completed within one hundred fifty (150) days, Landlord may, at its option, make same within a reasonable time, this Lease continuing in full force and effect and the rent to be proportionately abated, as in this paragraph provided. In the event that Landlord does not so elect to make repairs which cannot in Landlord's reasonable judgment be completed within one hundred fifty (150) days, or repairs cannot be made under current laws and regulations, this Lease may be terminated at the option of either party. Landlord agrees to notify Tenant in writing of the estimated time period for the completion of required repairs within thirty (30) days after Landlord receives notice of the occurrence of the damaging event, and to promptly commence and diligently prosecute unto completion any repairs required to be made by Landlord hereunder. Notwithstanding any other provision contained herein to the contrary, in the event following a casualty Landlord fails to complete all necessary repairs within two hundred ten (210) days of the date of the casualty event, then, in such event, Tenant shall have the absolute right to terminate this Lease by providing written notice of such election to Landlord on or before ten (10) days following the expiration of said two hundred ten (210) day period, provided, however, said two hundred ten
(210) day period shall be extended day for day for up to two hundred seventy (270) days (but no longer than two hundred seventy (270) days unless such delays are caused by Tenant Delays) for any Tenant Delays or Excusable Delays.

     17.02 (a) Either Landlord or Tenant may require that any dispute under this Article 17 be submitted to arbitration pursuant to this paragraph 17.02. To the extent the provisions of this paragraph 17.02 vary from or are inconsistent with the rules of the American Arbitration Association or any other arbitration tribunal, the provisions of this paragraph 17.02 shall govern. All arbitration shall occur at a location in Atlanta, Georgia chosen by the arbitrators and shall, except as expressly provided to the contrary in this paragraph 17.02, be conducted pursuant to the rules of the American Arbitration Association (or the successor organization, or if no such organization exists, then an organization composed of persons of similar professional qualifications).

          (b) The party desiring such arbitration shall give notice to that effect to the other party. As soon as possible, but in any event within the next ten (10) days, Landlord and Tenant shall each select one arbitrator. As soon as possible, but in any event within the next ten (10) days, the two arbitrators so selected shall select a third arbitrator. Each arbitrator shall be, if reasonably possible, a recognized expert in the subject matter of the arbitration. In the event of the failure, refusal or inability of any arbitrator to act, a new arbitrator shall be appointed in his stead, which appointment shall be made in the same manner as provided above. At the request of either party, the arbitrators shall authorize the service of subpoenas for the production of documents or attendance of witnesses.

          (c) Within twenty (20) days after their appointment, the arbitrators so chosen shall hold a hearing at which each party may submit evidence, be heard and cross-examine witnesses, with each party having at least ten (10) days advance notice of the hearing. The hearing shall be conducted such that each of Landlord and Tenant shall have reasonably adequate time to present oral evidence or argument, but either party may present whatever written evidence it deems appropriate prior to the hearing (with copies of any such written evidence being sent to the other party).

          (d) The decision of the arbitrators so chosen shall be given within a period of twenty (20) days after the conclusion of such hearing, and shall be accompanied by findings of fact. The decision within which any two arbitrators so appointed and acting hereunder concur shall in all cases be binding and conclusive upon the parties and shall be the basis for a judgment entered in any court of competent jurisdiction.

          (e) The fees and expenses of the arbitration proceeding and the fees of the third arbitrator appointed under this paragraph
     17.02 shall be equally borne by both parties. Landlord and Tenant shall each pay the fees of the arbitrator each selected, and the fees and expenses of preparing and presenting its own case. Landlord and Tenant may at any time by mutual written agreement discontinue arbitration proceedings and agree themselves upon any such matter submitted to arbitration.

                            ARTICLE XVIII

                      ASSIGNMENT AND SUBLETTING

     18.01 Landlord shall have the right to transfer and assign, in whole or in part its rights and obligations in the Leased Premises; provided, however, in the event of any such transfer and assignment, Weeks Realty, L.P. shall remain primarily responsible for any liability to Tenant arising either (i) prior to the date of said assignment, or (ii) by virtue of Landlord's failure to timely deliver the Leased Premises to Tenant in accordance with the standards and schedules set forth in this Lease. Tenant shall not assign this Lease or sublet all or any part of the Leased Premises without the prior written consent of the Landlord. Landlord agrees to provide Tenant written notice of its decision to either approve or disapprove of any proposed sublessee or assignee within ten (10) days of Tenant's request for such approval. In the event of any assignment or subletting, Tenant shall nevertheless at all times, remain fully responsible and liable for the payment of the rent and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Notwithstanding the foregoing, Tenant shall have the right, without Landlord's consent, to sublet the Leased Premises or any part thereof, or assign this Lease to any of Tenant's parent, subsidiaries or affiliated companies; provided, however, as a condition to any such subletting or assignment (i) both Tenant and the proposed subtenant or, if applicable, assignee shall be solvent at the time of each such subletting and/or assignment; (ii) Tenant shall provide Landlord at least ten (10) business days prior written notice of each such subletting and/or assignment; and (iii) no such subletting and/or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay Base Rental hereunder and to perform all obligations to be performed by Tenant under this Lease. Upon the occurrence of an "Event of Default" as defined below, if all or any part of the Leased Premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease or provided by law, may at its option, collect directly from the assignee or subtenant all rents becoming due to Tenant by reason of the assignment or sublease.
Any collection directly by Landlord from the assignee or subtenant shall not be construed to constitute a novation or a release of Tenant from the further performance of its obligations under this Lease, or an acceptance of such assignee or subtenant.
In the event that Tenant sublets the Leased Premises or any part thereof, or assigns this Lease and at any time receives rent and/or other consideration which exceeds that which Tenant would at that time be obligated to pay to Landlord, Tenant shall pay to Landlord 50% of the gross excess in such rent as such rent is received by Tenant and 50% of any other consideration received by Tenant from such subtenant in connection with such sublease or, in the case of any assignment of this Lease by Tenant, Landlord shall receive 50% of any consideration paid to Tenant by such assignee in connection with such assignment. Landlord acknowledges and agrees that Tenant shall be entitled to recoup any and all normal customary costs incurred in connection with its re-leasing the Leased Premises prior to sharing with Landlord any gross excess and/or additional consideration received by Tenant as a result of any sublease or lease assignment. In addition, should Landlord agree to an assignment or sublease agreement, Tenant will pay to Landlord on demand the sum of $500.00 to partially reimburse Landlord for its costs, including reasonable attorneys' fees, incurred in connection with processing such assignment or subletting request.

                             ARTICLE XIX

                        INSOLVENCY OF TENANT

     19.01 Either (a) the appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or (b) a general assignment by Tenant for the benefit of creditors, or (c) any action taken or suffered by Tenant under any insolvency or bankruptcy act shall, if any such appointments, assignments or action continues for a period of sixty (60) days, constitute a breach of this Lease by Tenant, and Landlord may at its election with written notice, terminate this Lease and in that event be entitled to immediate possession of the Leased Premises and damages as provided below.

                             ARTICLE XX

                               BREACH

     20.01 The occurrence of any of the following shall constitute an Event of Default ("Event of Default") under this Lease on the part of Tenant:

          (a) Failure to pay when due any payment of base rental, additional rent, or any other sum of money payable by Tenant under this Lease, and such failure to pay continues for a period of ten (10) days after notice from Landlord of such failure to pay; provided, however, Landlord shall not be required to provide such notice more than two (2) times in any one (1) calendar year, the third (3rd) and any subsequent such failure in such calendar year to pay within ten (10) days after the due date therefor constituting an Event of Default without Landlord being required to provide such notice or allow Tenant a grace period after such notice;

          (b) Tenant's interest in this Lease or the Leased Premises shall be subjected to any attachment, execution, levy or other judicial seizure pursuant to any order or decree entered against Tenant in any legal proceeding that is not stayed (so as to prevent seizure) pending appeal and such order or decree is not vacated or bonded against so as to prevent seizure upon the earlier to occur of (aa) fifteen (15) days prior to the sale of such interest pursuant to such order or decree, or (bb) sixty
     (60) days after entry of the order; or

          (c) Tenant breaches or fails to comply with any term, provision, condition, or covenant of this Lease, other than as described in clause 20.01 above, and such breach or failure continues for thirty (30) days after written notice from Landlord of such breach or failure to comply; or in the event such breach or failure is curable but cannot be cured within thirty (30) days and Tenant does not commence to cure such breach or failure promptly within such thirty (30) day period and continuously thereafter pursue such cure and remedy such breach or failure within a reasonable period of time, not to exceed an additional 90 days.

     20.02 Upon the occurrence of an Event of Default, Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or in equity or by this
Lease:

          (a) Landlord, with or without terminating this Lease, may immediately or at any time thereafter re-enter the Leased Premises and correct or repair any condition which shall constitute a failure on Tenant's part to keep, observe, perform, satisfy, or abide by any term, condition, covenant, agreement, or obligation of this Lease or of any notice given Tenant by Landlord pursuant to the terms of this Lease, and Tenant shall fully reimburse and compensate Landlord on demand for Landlord's actual costs so incurred.

          (b) Landlord, with or without terminating this Lease, may immediately or at any time thereafter demand in writing that Tenant vacate the Leased Premises and thereupon Tenant shall immediately vacate the Leased Premises and remove therefrom all property thereon belonging to or placed in the Leased Premises by, at the direction of, or with consent of Tenant, whereupon Landlord shall have the right to re-enter and take possession of the Leased Premises. Any such demand, reentry and taking possession of the Leased Premises by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of this Lease or of the Leased Premises by Tenant and shall not of itself constitute a termination of this Lease by Landlord.

          (c) Landlord, with or without terminating this Lease, may immediately or at any time thereafter, reenter the Leased Premises pursuant to a court order and remove therefrom Tenant and all property belonging to or placed on the Leased Premises by, at the direction of, or with consent of Tenant. Any such re-entry and removal by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of this Lease or of the Leased Premises by Tenant and shall not of itself constitute a termination of this Lease by Landlord.

          (d) Landlord, with or without terminating this Lease, may immediately or at any time thereafter use reasonable efforts to relet the Leased Premises or any part thereof, without cost to Landlord (it being agreed that "reasonable efforts" does not require Landlord to make any effort to relet the Leased Premises or any portion thereof in preference to any unleased space or space leased or subleased by Landlord or its affiliates in other buildings) for such time or times, at such rental or rentals and upon such other terms and conditions as Landlord in its sole, but reasonable judgment (taking into account the fair market rental value of the Leased Premises) deems advisable, and Landlord may make any alterations or repairs to the Leased Premises which it may deem necessary or proper to facilitate such reletting; and Tenant shall pay all actual costs of such reletting including but not limited to the cost of any such alterations and repairs to the Leased Premises, reasonable attorneys' fees actually incurred, leasing inducements, and brokerage commissions; and if this Lease shall not have been terminated, Tenant shall continue to pay all rent due under this Lease up to and including the date of beginning of payment of rent by any subsequent tenant of part or all of the Leased Premises, and thereafter Tenant shall pay monthly during the remainder of the term of this Lease the difference, if any, between the rent and other charges collected from any such subsequent tenant or tenants and the rent and other charges reserved in this Lease, but Tenant shall not be entitled to receive any excess of any such rents collected over the rent reserved herein.

          (e) Landlord may immediately or at any time thereafter terminate this Lease, and this Lease shall be deemed to have been terminated upon receipt by Tenant of notice of such termination; upon such termination Landlord shall recover from Tenant all damages that Landlord may suffer by reason of such termination including, without limitation, all arrearages in rentals, costs, charges, additional rentals, and reimbursements, the cost (including court costs and reasonable attorneys' fees actually incurred) of recovering possession of the Leased Premises, the actual or estimated (as reasonably estimated by Landlord) cost of any alteration of or repair to the Leased Premises which is necessary or proper to prepare the same for reletting and, in addition thereto, Landlord shall have and recover from Tenant an amount equal to the present value (discounted at a rate per annum equal to the discount rate of the Federal Reserve Bank of Atlanta at the time the Event of Default occurs) of the rental to be paid by Tenant for the remainder of the lease term, over the present value (discounted at the same rate) of the fair market value of the Leased Premises for the remainder of the lease term.

     20.03 If Landlord re-enters the Leased Premises or terminates this Lease pursuant to any of the provisions of this Lease, Tenant hereby waives all claims for damages which may be caused by such re-entry or termination by Landlord's reasonable acts complying with the provisions of this Lease. No such reentry or termination shall be considered or construed to be a forcible entry.

     20.04 "Events of Default by Landlord" under this Lease shall be deemed to be the situations where Landlord shall fail to comply with any term, provision or covenant of this Lease and shall not commence to cure such failure within thirty (30) days after written notice thereof and diligently and in good faith continue to cure the default until completion. If the default cannot reasonably be cured within such thirty (30) day period, Landlord shall not be in default if Landlord commences to cure the default within the thirty (30) day period and diligently and in good faith continues to cure the default until completion. In no event shall Landlord's right to cure extend beyond ninety (90) days following written notice from Tenant, unless such period is extended by Tenant Delays or Excusable Delays.

     20.05 Upon the occurrence of any Event of Default by Landlord, Tenant shall have the right to perform the obligations of Landlord and Tenant shall have Landlord reimburse Tenant on demand for any reasonable and necessary costs and expenses which Tenant may have incurred.

                             ARTICLE XXI

                           ATTORNEY'S FEES

     21.01 If Landlord and Tenant litigate any provision of this Lease or the subject matter of this Lease, the unsuccessful litigant will pay to the successful litigant all costs and expenses, including reasonable attorneys' fees and court costs, incurred by the successful litigant at trial and on any appeal. If, without fault, either Landlord or Tenant is made a party to any litigation instituted by or against the other, the other will indemnify the faultless one against all loss, liability, and expense, including reasonable attorneys' fees and court costs, incurred by it in connection with such litigation.

                            ARTICLE XXII

                            CONDEMNATION

     22.01 If, at any time during the term of this Lease, title to the entire Leased Premises should become vested in a public or quasi-public authority by virtue of the exercise of expropriation, appropriation, condemnation or other power in the nature of eminent domain, or by voluntary transfer from the owner of the Leased Premises under threat of such a taking then this Lease shall terminate as of the time of such vesting of title, after which neither party shall be further obligated to the other except for occurrence antedating such taking. The same results shall follow if less than the entire Leased Premises be thus taken, or transferred in lieu of such a taking, but to such extent that it would be legally or commercially impractical for Tenant to reasonably conduct his trade or business therein.

     22.02 Should there be such a partial taking or transfer in lieu thereof, but not to such an extent as to make such continued occupancy and operation by Tenant commercially impractical, then this Lease shall continue on all of its same terms and conditions subject only to an equitable reduction in rent proportionate to the effect (if any) of such taking on Tenant's continued occupancy and operation.

     22.03 Subject to paragraph 22.04 below, in the event of any such taking or transfer, whether of the entire Leased Premises or a portion thereof, it is expressly agreed and understood that all sums awarded, allowed or received in connection therewith shall belong to Landlord, and any such rights otherwise vested in Tenant are hereby assigned to Landlord, and Tenant shall have no interest in or claim to any such sums or any portion thereof, whether the same be for the taking of the property or for damages, or otherwise; provided, however, that Tenant may separately claim and receive from the condemning authority (but not from Landlord), if legally payable, compensation for Tenant's removal and relocation costs and/or business interruption, as well as alterations, additions and improvements paid for by Tenant.

     22.04 If all or any part of the Leased Premises shall be the subject of a temporary taking, this Lease shall nevertheless remain in full force and effect, and Tenant shall continue to be responsible for all of its obligations hereunder insofar as Tenant's ability and authority to comply with such obligations are not affect by such taking, including without limitation the payment of all base rental and additional rent. The award for any such temporary taking payable for any period prior to the expiration date of this Lease shall be paid to Tenant and the award for any temporary taking for any period thereafter shall be paid to Landlord. A taking or transfer in lieu of taking shall be deemed to be a temporary taking if the term of such taking does not extend beyond the then current lease term so that Landlord's interest in unaffected thereby.

                            ARTICLE XXIII

                               NOTICES

     23.01 Prior to the Commencement Date of this Lease, all notices, statements, demands, requests, consents, approvals, authorization, offers, agreements, appointments, or designations under this Lease by either party to the other shall be in writing and shall be sufficiently given and served upon the other party, if sent by certified mail, return receipt requested, postage prepaid, and addressed as follows:

     (a)  To Tenant at 1000 Alderman Drive, Alpharetta, Georgia,
          30202, Attention: John Heyman;

     (b) To Smith, Gambrell & Russell, Suite 3100, Promenade II, 1230 Peachtree Street, N.E., Atlanta, Georgia, 30309-3592,
          Attention Mark G. Pottorff, Esq.

     (c)  To Landlord, addressed to Landlord at 4497 Park Drive,
          Norcross, Georgia 30093, with a copy to such other place as Landlord may from time to time designate by notice to Tenant.

     23.02 Following the Commencement Date, all notices, statements, demands, requests, consents, approvals, authorization, offers, agreements, appointments, or designations under this Lease by either party to the other shall be in writing and shall be sufficiently given and served upon the other party, if sent by certified mail, return receipt requested, postage prepaid, and addressed as follows:

     (a)  To Tenant at the Leased Premises;

     (b) To Smith, Gambrell & Russell, Suite 3100, Promenade II, 1230 Peachtree Street, N.E., Atlanta, Georgia, 30309-3592,
          Attention Mark G. Pottorff, Esq.

     (c)  To Landlord, addressed to Landlord at 4497 Park Drive,
          Norcross, Georgia 30093, with a copy to such other place as Landlord may from time to time designate by notice to Tenant.

     23.03 All notices shall be deemed received five (5) days after being deposited in the mail in accordance with the foregoing provisions.

                            ARTICLE XXIV

                               WAIVER

     24.01 The waiver by either party of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

                             ARTICLE XXV

                       EFFECT OF HOLDING OVER

     25.01 If Tenant should remain in possession of the Leased Premises after the expiration of the lease term and without executing a new lease, then such holding over shall be construed as a tenancy from month to month, subject to all the conditions, provisions, and obligations of this Lease insofar as the same are applicable to a month to month tenancy, except that the rent payable pursuant to subparagraph 3.01 hereof shall be 125% of the rent payable pursuant to subparagraph 3.01 for any month or portion thereof during the first thirty (30) days of any holdover period, and 125% of the monthly rent payable pursuant to subparagraph 3.01 during each subsequent month of any holdover period after thirty (30) days. In such event, Landlord shall have the right to terminate such tenancy-at-sufferance by giving Tenant five (5) business days prior written notice of such termination.

                            ARTICLE XXVI

                            SUBORDINATION

     26.01 This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to each Mortgage which may now or hereafter affect Landlord's fee simple title to the Leased Premises and to any modifications, renewals, consolidations, extensions or replacements thereof; provided, however, that such subordination is conditioned upon the lessor under any such holder of any such Mortgage first executing and delivering to Tenant a Subordination, Non-Disturbance and Attornment Agreement as described in paragraph 26.02 below. Subject to the provisions of the immediately preceding sentence, Tenant agrees to recognize and attorn to any party succeeding to the interest of Landlord as a result of the enforcement of any Mortgage, and to be bound to such party under all of the terms, covenants, and conditions of this Lease, for the balance of the term of this Lease, including renewal terms, with the same force and effect as if such party were the original Landlord under this Lease.

     26.02 Upon the request of Landlord, the holder of any Mortgage, Tenant agrees to execute a Subordination, Non-Disturbance and Attornment Agreement with respect to each Mortgage or other instrument from time to time encumbering fee simple title to the Leased Premises. Tenant agrees to execute and deliver any Subordination, Non-Disturbance and Attornment Agreement substantially in the form attached hereto as Exhibit "E", or in such other form as Landlord, the lessor under such Mortgagee shall reasonably request.

     26.03  Notwithstanding the foregoing provisions of this
Article 26, Tenant shall, upon demand, at any time or times, execute, acknowledge and deliver to Landlord, the holder of any Mortgage, any and all instruments that may be necessary to make this Lease superior to the lien of such Mortgage, and each renewal, modification, consolidation, replacement and extension thereof.

                            ARTICLE XXVII

                        ESTOPPEL CERTIFICATE

     27.01 Upon ten (10) days notice from Landlord to Tenant at any time after Substantial Completion and completion of the punch list, Tenant shall deliver a certificate dated as of the first day of the calendar month in which such notice is received, executed by an appropriate officer, partner or individual, in the form as Landlord may reasonably require and stating the following: (i) the commencement date of this Lease; (ii) the space occupied by Tenant hereunder; (iii) the expiration date hereof; (iv) a description of any renewal or expansion options;
(v) the amount of rental currently and actually paid by Tenant under this Lease; (vi) the nature of any default or claimed default hereunder by Landlord; (vii) that Tenant is not in default hereunder nor has any event occurred which with the passage of time or the giving of notice would become a default by Tenant hereunder and (viii) such other statements as Landlord may reasonably require.

                           ARTICLE XXVIII

                               PARKING

     28.01 Tenant shall be entitled to the exclusive use of five and one-half (5 1/2) parking spaces per 1,000 square feet of usable space within the Building. All such parking spaces shall be provided for on the Leased Premises in accordance with the Base Building Approved Plans and Specifications. Tenant agrees to park all Tenant's trucks in the parking spaces provided at the rear of the Building. "Parking" as used herein means the use by Tenant's employees, its visitors, invitees, and customers for the parking of motor vehicles for such periods of time as are reasonably necessary in connection with use of and/or visits to the Leased Premises. No vehicle may be repaired or serviced in the parking area and any vehicle deemed abandoned by Landlord, in its reasonable discretion, will be towed from the Leased Premises and all costs therein shall be borne by the Tenant.

                            ARTICLE XXIX

                         MORTGAGE PROTECTION

     29.01 In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any holder of a Mortgage covering the Leased Premises whose address shall have been furnished to Tenant, and shall offer such Mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Leased Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. Tenant will accept cure by Landlord's Mortgagee; provided, however, such cure must occur within the same time period provided for a Landlord cure under the Lease.

                             ARTICLE XXX

                        RULES AND REGULATIONS

     30.01 Tenant shall comply with all covenants, restrictions and other matters of record in the deed records of the county in which the Leased Premises are located which affect or encumber the Leased Premises, the Building or the Land.

                            ARTICLE XXXI

                        BROKERAGE COMMISSIONS

     31.01 Landlord and Tenant acknowledge that Carter & Associates, LLC ("Broker") has represented Tenant in connection with this Lease. Broker's commission, however, shall be payable by Landlord. Landlord shall pay to Broker a leasing commission in an amount as set forth in a separate agreement between Broker and Landlord. The parties hereto do acknowledge and agree that that certain Commission Agreement dated July 14, 1997, by and between Weeks Realty, L.P., as lessor/owner, and Carter & Associates, LLC, as broker, is hereby incorporated into this Lease as if same were repeated in full. Broker acknowledges that Broker is not entitled to any other compensation in connection with this Lease other than as expressly provided hereinabove.

     31.02 Landlord and Tenant each represents and warrants to the other that it has not dealt with any broker, agent, commission salesman or other person (other than Broker) in the negotiations for and procurement of this Lease and of the Leased Premises and that no commissions, fees, or compensation of any kind are due and payable in connection herewith to any broker, agent, commission salesman or other person (other than Broker) as a result of any such dealings. Landlord and Tenant each hereby agrees to indemnify the other and hold the other harmless from and against any and all claims, suits or judgments (including without limitation, reasonable attorneys' fees and court costs incurred in connection with any such claims, suits or judgments or in the enforcement of this indemnity for any fees, commissions or compensation of any kind which arise out of or in any way connected with any claimed dealings or relationship with the indemnifying party.

     31.03 Broker represents and warrants to Landlord and Tenant that Broker has not dealt with any broker, agent, commission salesman or other person in the negotiations for and procurement of this Lease and of the Leased Premises, and that no commissions, fees, or other compensation of any kind are due and payable in connection herewith to any broker, agent, commission salesman or other person as a result of any such dealings.
Broker agrees to indemnify Landlord and Tenant and hold Landlord and Tenant harmless from and against any and all claims, suits or judgments (including without limitation, reasonable attorneys' fees and court costs incurred in connection with any such claims, suits or judgments or in the enforcement of this indemnity) for any fees, commissions or compensation of any kind which arise out of or in any way connected with any claimed dealings or relationship with Broker.

     31.04 Broker has executed this Lease solely for the purpose of agreeing to the provisions of this Article 31 and for no other purpose.

                            ARTICLE XXXII

                               DELAYS

     32.01 The term "Excusable Delay" shall mean any delay due to war, natural catastrophe, future order of any government, court or regulatory body claiming jurisdiction, blockage, embargo, inability to secure structural steel, pre-cast concrete panels or elevators through ordinary sources by reason of shortages, provided such items were ordered as early as reasonably possible following the determination of the need for same, or similar regulation or order of any government or other regulatory body, storm, flood, washout, adverse weather conditions, inability to obtain or delay in obtaining permits for reasons beyond the control of the party seeking such permits, (provided that applications for permits have been made within a reasonable time), or inability to obtain any approval or consent required under the Protective Covenants for reasons beyond the control of the party seeking such approval or consent, or any other cause whatsoever beyond the reasonable control of the party from whom performance is required, whether or not similar to any of the causes stated above; provided, however, that a party's lack of funds or a party's failure, refusal or neglect to pay any amount due hereunder shall not be deemed to be a cause beyond the control of such party, and further provided, however, in no event shall delays caused by strikes, lockouts or other labor or industrial disturbance or the failure or inability to secure materials (other than structural steel, pre-cast concrete panels or elevators under the conditions provided for above), supplies or labor, through ordinary sources by reason of shortages or priority be deemed to be a cause beyond the control of such party) and an Excusable Delay shall be deemed to exist only so long as the party relying on such delay to excuse its performance exercises due diligence to remove or overcome it (except that it is expressly agreed that nothing contained in this definition of Excusable Delay or elsewhere in this Lease shall obligate either party to settle a strike or labor dispute when it does not wish to do so).

     32.02 Performance Excused. Landlord and Tenant shall each be excused for the period of any Excusable Delay from, and shall not be deemed in default with respect to, the performance of any of the terms, covenants and conditions of this Lease to be performed by such party when prevented from doing so by Excusable Delays; provided, however, that nothing contained in this paragraph shall excuse a party's performance or prohibit the other party from exercising any remedy in any circumstance in which any other provision of this Lease expressly provides that such party is not excused or that such remedy may be exercised notwithstanding or without regard to the existence of all or certain Excusable Delays.

     32.03 "Tenant Delays", as used herein, shall mean and refer to delays directly or substantially attributable to or caused by Tenant or Tenant's employees or agents, including any failure by Tenant to make any decision within the time frame specified in the Construction Schedule.

                      MISCELLANEOUS PROVISIONS

     A. Whenever the singular number is used in this Lease and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, firm or association. If there be more than one tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

     B. The headings or titles to paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease.

     C. This instrument contains all of the agreements and conditions made between the parties to this Lease and may not be modified orally or in any other manner than by agreement in writing signed by all parties to this Lease.

     D. Time is of the essence of each term and provision of this Lease.

     E. Except as otherwise expressly stated, each payment required to be made by Tenant shall be in addition to and not in substitution for other payments to be made by Tenant.

     F. Subject to Article 18, the terms and provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and assigns of Landlord and Tenant.

     G. Except as otherwise expressly provided herein, all covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent.

     H. Where the consent, approval or acceptance of a party is required, the party agrees that such consent, approval or acceptance shall not be unreasonably withheld, conditioned or unreasonably delayed.

     I. This Lease shall create the relationship of Landlord and Tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a usufruct, not subject to levy and/or sale and not assignable by Tenant except as provided in paragraph
18.01 hereof.

     J. Tenant acknowledges and agrees that Landlord shall not provide guards or other security protection for the Leased
Premises and that any and all security protection shall be the sole responsibility of Tenant.

     K. This Lease shall be governed by Georgia law.

     L. Upon the request of Landlord or Tenant, both parties shall join in the execution of a memorandum or so-called "short form" of this Lease for the purpose of recordation. Said memorandum or short form of this Lease shall describe the parties, the Leased Premises and the lease term, the renewal and purchase options, and shall incorporate this Lease by reference. Said memorandum or short form of this Lease shall not include the economic terms of this Lease unless both parties consent.

     M. Except as otherwise expressly provided herein, Landlord's liability for performance of its obligations under the terms of this Lease shall be limited to its interest in the Leased Premises, and neither Landlord, nor any officer, director, shareholder or partner of Landlord, or of any partner of Landlord, shall have any personal liability whatsoever with respect to this Lease. Landlord's exculpation of liability hereunder shall not apply to any liability of Landlord resulting from its failure to timely deliver the Leased Premises to Tenant.

     N. Landlord's obligations under this Lease are specifically subject to and conditioned upon the closing by Landlord of the purchase of the Land on or before October 10, 1997. If Landlord is unable for any reason, to close the purchase of the Land on or before October 10, 1997, either Landlord or Tenant shall have the right at any time within five (5) days from the date thereof to terminate this Lease by giving written notice to the other. Upon such termination, this Lease shall be of no further force and effect and neither party shall have any further rights or obligations to the other.






               SIGNATURES CONTAINED ON FOLLOWING PAGE

     IN WITNESS WHEREOF, the parties hereto who are individuals have set their hands and seals, and the parties who are corporations have caused this instrument to be duly executed by its proper officers and its corporate seal to be affixed, as of the day and year first above written.

Signed, sealed and delivered       LANDLORD:
as to Landlord, in the
presence of:                       WEEKS REALTY, L.P.,
                                   a Georgia limited partnership

/s/ Kelly A. Kinney                By:  Weeks Corporation,
                                   a Georgia corporation,
                                   its sole general partner

/s/ Karen F. Correnty              By: /s/ Forrest Robinson
Notary Public                      Name:   Forrest Robinson
                                   Its:  President & C.O.O.


Signed, sealed and delivered       TENANT:
as to Tenant, in the presence
of:                                RADIANT SYSTEMS, INC.


___________________________        By: /s/ John H. Heyman
                                   Name:   John H. Heyman
                                   Its:    EVP/CFO

/s/ Ruth Ann Tino
Notary Public


                                    ATTEST:

                                    By: /s/ Alon Goren
                                    Name:   Alon Goren
                                    Its:    CTO


                         [Corporate Seal]

                              EXHIBIT A
                     [LEGAL DESCRIPTION OF LAND]

                              EXHIBIT B
               [DESCRIPTION OF BROOKSIDE OFFICE PARK]

                              EXHIBIT C
                   [ESTIMATED OPERATING EXPENSES]

                              EXHIBIT D
                       [CONSTRUCTION SCHEDULE]

                              EXHIBIT E
      [SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT]

     THIS AGREEMENT, made as of the ___ day of ___________ , 1997, by and among _______________________________, a _______________
corporation ("Tenant") ____________________________, a Georgia
____________________ ("Owner") and _________________________ (herein, together with its successors, transferees and assigns, the "Mortgagee").

                        W I T N E S S E T H:

     WHEREAS, Mortgagee is about to or has heretofore granted to Owner a first mortgage loan, which loan is secured by a Security Deed (herein "Mortgage") dated as of __________________, 199__
and duly recorded on _______________, 199___, in the land records of Fulton County, Georgia; and

     WHEREAS, the Mortgage is to be a first and prior lien upon the Owner's fee estate in the real property described in Exhibit
"A" annexed hereto ("Mortgaged Premises"); and

     WHEREAS, Tenant is to occupy the Mortgaged Premises under a lease dated as of ____________________ in which Owner is the Landlord (the "Lease") covering that portion of the Mortgaged
Premises therein more particularly described (the "Leased
Premises"); and

     WHEREAS, Mortgagee desires to confirm that the lease is and shall be subordinate to the lien and security title of the Mortgage; and

     WHEREAS, Tenant desires to be assured of its continued and undisturbed occupancy of the Leased Premises should the Mortgage be foreclosed or the Mortgaged Premises sold pursuant to any power of sale contained therein and Mortgagee is agreeable thereto.

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and in further consideration of the sum of ONE DOLLAR ($1.00) each to the other in hand paid, the receipt whereof is hereby acknowledged, Owner, Tenant and Mortgagee mutually covenant and agree as follows:

     FIRST: The Lease and all of Tenant's rights, interest and estate therein and thereunder are hereby made subject and subordinate to the lien and security title of the Mortgage and to any extensions, renewals, replacements, modifications, additions or consolidations thereof and to all rights, title and interest of Mortgagee and its successors and assigns therein and thereunder.

     SECOND: In the event, however, proceedings shall ever be instituted by Mortgagee to foreclose or exercise its right of power of sale under the Mortgage (in either case hereinafter referred to as a "foreclosure"), the Tenant's possession of the Leased Premises shall not be disturbed by the foreclosure proceedings or results thereof or exercise of right of power to sell or other transfer and the Mortgaged Premises shall be sold at any foreclosure sale or other sale or transfer subject to Tenant's possession on the condition that there shall be, at the time of commencement of foreclosure proceedings, as well as all subsequent times, no default by Tenant in the due and timely observance and performance of any covenant and agreement in the Lease to be observed and performed by Tenant subject to periods of notice and cure. Provided, however, Tenant acknowledges and agrees that such condition is for the sole benefit of Purchaser (as hereinafter defined) and that Purchaser shall have the right, at its sole and exclusive option, to waive such condition in connection with its acquisition of the Leased Premises by foreclosure, or otherwise, without notice to Tenant, in which event the non-disturbance of Tenant shall remain effective so that Tenant and its rights under the Lease shall not be affected by the foreclosure or other acquisition of the Leased Premises notwithstanding the default by Tenant. Any such election by Purchaser shall not however, waive such default or the rights or remedies of the Purchaser as landlord under the Lease as a consequence thereof.

     THIRD: Tenant shall attorn to Mortgagee while Mortgagee is in possession of the Mortgaged Premises, or to a Receiver appointed in any action or proceeding to foreclose the Mortgage or to any other person or entity acquiring the interest of Landlord by foreclosure of the Mortgage or other proceeding to enforce the rights of the Mortgage holder by deed in lieu of foreclosure (herein the "Purchaser"). In the event of the completion of foreclosure proceedings and sale of the Mortgaged Premises or in the event the Purchaser should otherwise acquire possession of the Mortgaged Premises, the Tenant will promptly upon demand attorn to the Purchaser and will recognize such Purchaser as the Tenant's landlord. The Tenant agrees to execute and deliver, at any time and from time to time, upon the request of the Purchaser at the foreclosure sale, as the case may be, any reasonable instrument which may be necessary or appropriate to such successor landlord to evidence such attornment. The Tenant shall, upon demand of the Purchaser, pay to the Purchaser, all rental monies then due or as they thereafter become due.

     FOURTH: Upon the attornment provided for in preceding Paragraph THIRD the Tenant's occupancy shall thereafter be in full force and effect as under a direct Lease between the Purchaser at the foreclosure sale, and Tenant. It is specifically understood and agreed that Purchaser shall not be:

     (a) personally liable for any act, omission, negligence or default of any prior landlord; provided, however, that from and after the date Purchaser shall take possession of or obtain title to the Premises, Purchaser shall be responsible for its own actions which may result in defaults under the Lease notwithstanding the fact any such default may have existed prior to the date that Mortgagee (or any Receiver or purchaser) shall take possession of or obtain title to the Premises;

     (b) subject to any offsets, claims or defenses which Tenant might have against any prior landlord under the Lease, except to the extent Purchaser shall have received notice of same and an opportunity to cure same in accordance with the terms of the Lease and shall have failed to effect a cure;

     (c) bound by any rent or additional rent which Tenant might have paid for more than one month in advance to any prior landlord;

     (d) bound by any amendment or modification of the Lease made without the prior written consent of the Mortgagee;

     (e) personally liable or bound by the obligations of Landlord regarding construction of the Premises or for any damages or penalties resulting from Landlord's default in such obligation; or

     (f) bound in any respect with regard to the Lease for matters and obligations accruing or to be performed thereunder from and after the date of any subsequent disposition of the Premises by Purchaser; provided the subsequent purchaser assumes such matters and obligations.

     FIFTH: On and after the date Tenant in good standing attorns to Purchaser in pursuance of its agreement herein set forth, Purchaser will undertake and perform all subsequent obligations of the Landlord as set forth in the Lease for the benefit of and undisturbed occupancy of Tenant under the Lease; provided, however, that, Mortgagee shall have no obligation to complete construction of the Leased Premises in the event of foreclosure prior to completion thereof (provided, however that in the event Purchaser elects not to complete construction of the Leased Premises, after written notice of such election to be given to Tenant within a reasonable time following foreclosure, then, Tenant shall have the option, exercisable by delivery of written notice to Purchaser within fifteen (15) days following its receipt of notice of Purchaser's election, of terminating the Lease and neither Mortgagee nor Tenant shall have any further obligation thereunder accruing from and after the date of such termination).

     SIXTH: Tenant agrees it will not amend, modify nor abridge the Lease (including any changes in the plans and specifications for the construction of the Leased Premises) in any way without prior written approval of the Mortgagee (which approval shall not be unreasonably withheld), nor will the Lease ever merge into the fee in the event that the Mortgagee acquires fee title to the Mortgaged Premises.

     SEVENTH: So long as the Mortgage remains outstanding and unsatisfied, Tenant will mail or deliver to Mortgagee, at the address and in the manner hereinbelow provided, a copy of all notices permitted or required to be given to the landlord by Tenant under and pursuant to the terms and provisions of the Lease. At any time before the rights of the landlord shall have been forfeited or adversely affected because of any default of the landlord, or within the time permitted the landlord for curing any default under the Lease as therein provided (but not more than ninety (90) days from the receipt of notice by Mortgagee), Mortgagee may, but shall have no obligation to, pay any taxes and assessments, make any repairs and improvements, make any deposits or do any other act or thing required of the landlord by the terms of the Lease to cure any such default or correct or remedy any condition giving rise to such default; and all payments so made and all things so done and performed by Mortgagee shall be as effective to prevent the rights of the landlord from being forfeited or adversely affected because of any default under the Lease as the same would have been if done and performed by the landlord. Anything herein notwithstanding, if necessary to enable Mortgagee (or Purchaser as the case may be) to cure any default by Landlord, Mortgagee shall have such reasonable amount of additional time to acquire possession and title to the Premises by power of sale, within which to cure such default by Landlord. Tenant will accept cure by Landlord's Mortgagee; provided, however, such cure must occur within the same time period provided for a Landlord cure under the Lease.

     EIGHTH: Tenant acknowledges that Owner will execute and deliver to Mortgagee an assignment of the Lease as additional security for the loan secured by the Mortgage, and Tenant hereby expressly consents to such assignment.

     NINTH: Owner and Tenant shall certify to Mortgagee, to the extent that the same are true at such time, that the Lease has been duly executed by Owner and Tenant, has not been terminated or canceled by either party and is in force in accordance with its terms; that the Lease and any modifications and amendments specified herein are a complete statement of the agreement between Owner and Tenant with respect to the leasing of the Leased Premises, and the Lease has not been modified or amended except as specified herein; that to the knowledge of Owner and Tenant, no party to the Lease is in default thereunder; that no rent under the Lease has been paid more than thirty (30) days in advance of its due date; and that Tenant, as of this date, has no charge, lien or claim of offset under the Lease, or otherwise, against the rents or other charges due or to become due thereunder.

     TENTH: Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Agreement shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon being personally delivered, or upon being deposited in the United States mail, postage prepaid, certified with return receipt requested, to the other party at the address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any such notice, election, demand or request must be given shall commenced on the date of receipt thereof; and provided further no notice of change of address shall be effective until the date of receipt thereof. Personal delivery to a party or to any officer, partner, agent or employee of such party at said address shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Any such notice, election, demand, request or response, if given to Mortgagee, shall be addressed as follows:

          ___________________________________
          ___________________________________
          ___________________________________
          ___________________________________
          Attn:  ____________________________

with a copy to:

          __________________________________
          __________________________________
          __________________________________
          __________________________________
          __________________________________
          Attn:  ___________________________

and, if given to Tenant, shall be addressed as follows:

          __________________________________
          __________________________________
          __________________________________
          Attn:  ___________________________
with a copy to:

          __________________________________
          __________________________________
          __________________________________
          Attn:  ___________________________
and, if given to Owner, shall be addressed as follows:

          Weeks Realty, L.P.
          4497 Park Drive
          Norcross, Georgia  30093
          Attn:  A. R. Weeks, Jr.

     ELEVENTH: Mortgagee has and shall have the continuing right to execute and record in the Land Records of Fulton County, Georgia at any time, in its unilateral discretion, a Declaration of Subordination for the purpose of thereby subordinating its rights, title and interest in and under the Mortgage to the rights, title and interest of Tenant under the Lease. Such Declaration of Subordination shall, at Mortgagee's election, operate, function and be in full force and effect for whatever period of time Mortgagee declares therein that it shall be in force not exceeding the term of the Lease and any extensions thereof and the said Declaration may be voided unilaterally by Mortgagee when it so elects.

     TWELFTH: Tenant waives any and all rights it may have to execute and record after the date hereof any document purporting to again or further subordinate its right, title or interest under the Lease to the lien of either the Mortgage or any other mortgage or deed to secure debt or any ground lease or any agreement modifying or amending the Mortgage except with the written consent of Mortgagee.

     THIRTEENTH: This Agreement cannot be changed orally but only in writing signed by both parties hereto.

     FOURTEENTH: This Agreement may be recorded by any party at its own expense in the Land Records of Fulton County, Georgia whenever, in its sole discretion, either party elects so to do.

     FIFTEENTH: All of the terms, covenants and conditions hereof shall run with the Mortgaged Premises and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SIXTEENTH: If the interest of Landlord shall be acquired by Purchaser, Tenant shall look solely to the Purchaser's estate in the Premises (or the proceeds thereof) for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Purchaser by the Purchaser in the event of default by the Purchaser, and no other property or assets of Purchaser or its partners or shareholders shall be subject to levy, execution or other enforcement procedure in satisfaction of Tenant's remedies.

     SEVENTEENTH: Landlord and Tenant agree there shall be no other subordination of Tenant's interest under the Lease to any other Lender or other party without first obtaining Lender's prior written consent. Any attempt to subordinate such interest shall be null and void.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, acknowledged and delivered the day and year first above written.


Signed, sealed and delivered                 TENANT:
in the presence of:
                                      _________________________
____________________________
Witness

____________________________          By:____________________
Notary Public                         Its: ____________________


                                      Attest:
                                      By:  ____________________
                                      Its: ____________________

                                          [CORPORATE SEAL]


Signed, sealed and delivered            OWNER:
in the presence of:
                                      ___________________________,
____________________________          a Georgia limited partnership,
Witness                               By: ______________________,
                                      a Georgia corporation, its
____________________________          general partner
Notary Public

                                     By:________________________

                                            [CORPORATE SEAL]

Signed, sealed and delivered            MORTGAGEE:
in the presence of:
                                      __________________________
____________________________
Witness                               By: ______________________
                                      Name:_____________________
____________________________          Its:______________________
Notary Public
                                               [BANK SEAL]

                              EXHIBIT F
                 [APPROVED PLANS AND SPECIFICATIONS]

                              EXHIBIT G
                     [MANAGEMENT SPECIFICATIONS]

                              EXHIBIT H
                        SPECIAL STIPULATIONS


1.   Option to Renew:

     Tenant shall have the option to renew this Lease Agreement for two (2) renewal terms of up to five (5) years each (each an "Extended Term") provided that Tenant gives written notice to Landlord of its intention to renew at least eight (8) months prior to the end of the then current term of the Lease. Renewal shall be upon the same terms and conditions as contained herein except that the annual base rental shall be the fair market rental value (but in no event less than the current rental rate under the Lease) which shall be determined as follows:

     (a) Landlord and Tenant will have fifteen (15) days after Landlord receives the renewal notice within which to agree on the then-fair market rental value of the Leased Premises as defined in paragraph (c) below for the renewal period. If they agree on the base monthly rent for the renewal period within fifteen (15) days, they will amend this Lease by stating the base monthly rental for the renewal period.

     (b) If they are unable to agree on the base monthly rental for the renewal period within fifteen (15) days, then the base monthly rental for the renewal period will be the then-fair market rental value of the Leased Premises as determined in accordance with paragraph (d) below.

     (c) The "then-fair market rental value of the Leased Premises" means what a Landlord under no compulsion to lease the Leased Premises and a Tenant under no compulsion to lease the Leased Premises would determine as rents for the renewal period, as of the commencement of the renewal period, taking into consideration the uses permitted under this Lease, the quality, size, design, and location of the Leased Premises, the rent for comparable buildings located in the vicinity of the Leased Premises and all other relevant factors related thereto. Notwithstanding the foregoing, Landlord acknowledges and agrees that the "then fair market rental value of the Leased Premises" shall specifically exclude the increase in the rental value of the Leased Premises resulting from any improvements made to the Leased Premises which were paid for by Tenant. The then-fair market rental value of the Leased Premises for the renewal period will not be less than that provided during the initial term.

     (d) Within seven (7) days after the expiration of the fifteen (15) day period set forth in paragraph (b) above, Landlord and Tenant will each appoint a real estate appraiser to appraise the then-fair market rental value of the Leased Premises. The two appraisers will meet promptly and attempt to set the then-fair market rental value of the Leased Premises. If they are unable to agree within thirty (30) days, they will select a third appraiser within ten (10) days to set the then fair market rental value of the Leased Premises. Landlord and Tenant will bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee.

     (e) Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers will set the then-fair market rental value of the Leased Premises. If a majority of the appraisers are unable to set the then-fair market rental value of the Leased Premises within thirty (30) days after selection of the third appraiser, the two closest appraisals will be averaged and the average will be the then-fair market rental value of the Leased Premises.

     It is expressly understood that Tenant shall have no option to extend the term of this Lease for the Extended Term if at the time of such attempted exercise of said Extended Term this Lease is not then in full force and effect and if Tenant is then in monetary default of any terms and conditions of this Lease beyond any applicable notice and cure period provided for herein.

2.   Option to Expand:

     Landlord hereby grants to Tenant an option (the "Expansion Option") for additional office space of approximately 25,000 square feet (the "Expansion Space"), to be located in any office building to be built at Brookside by Landlord which will contain speculative office space. In relation thereto, Landlord shall provide written notice to Tenant of its intention to build speculative office space at Brookside, at least ninety (90) days prior to commencement of construction thereof. If space is available, such Expansion Space shall be available to Tenant upon the same terms and conditions contained herein, except that the economic terms shall be at Fair Market Rental Value, as defined below. In the event Tenant elects to exercise the Expansion Option, and such space is still available, Tenant shall provide written notice to Landlord of its intent to lease the Expansion Space, and Landlord shall within seven (7) days provide Tenant an option proposal (the "Option Proposal") stating the location of such Expansion Space, the availability date and market terms. The lease term for such Expansion Space shall be for five (5) years with Tenant having an option to cancel (the "Cancellation Option") (a) at any time after the third lease year, or (b) at any time after the second lease year in the event Tenant elects to have Landlord develop the Additional Building
(as hereinafter defined), provided Tenant provides written notice to Landlord of its intention to cancel the Lease ten (10) months prior to the Cancellation Date and reimburses Landlord for one hundred percent (100%) of all unamortized tenant improvement costs (below the finished ceiling) and for any unamortized brokerage commissions paid to Carter & Associates, L.L.C. by Landlord. The Expansion Option shall be upon the same terms and conditions as contained herein except that the annual base rental shall be the fair market rental value which shall be determined as follows:

     (a) Landlord shall provide Tenant notice of its determination of the Fair Market Rental Value in its Option Proposal. Landlord and Tenant will have fifteen (15) days after Tenant receives the Option Proposal within which to agree on the then-fair market rental value of the Expansion Space as defined in paragraph (c) below for the term of such lease. If they agree on the terms of the Option Proposal, they will enter into a new lease, on the same terms and conditions contained herein except for the terms and conditions specific to the Expansion Space.

     (b) If they are unable to agree on the base monthly rental for the Expansion Space within fifteen (15) days, then the base monthly rental for the term will be the Fair Market Rental Value of the Expansion Space as determined in accordance with paragraph
(d) below.

     (c) The "Fair Market Rental Value of the Expansion Space" means what a Landlord under no compulsion to lease the Expansion Space and a Tenant under no compulsion to lease the Expansion Space would determine as rents for a five (5) year lease term, as of the commencement of the term, taking into consideration the uses permitted under the Lease, the quality, size, design, and location of the Expansion Space, and the rent for comparable buildings located in the vicinity of the Expansion Space (inclusive of tenant improvement allowances and any concessions which may be offered in the market place).

     (d) Within seven (7) days after the expiration of the fifteen (15) day period set forth in paragraph (b) above, Landlord and Tenant will each appoint a real estate appraiser to appraise the Fair Market Rental Value of the Expansion Space.
The two appraisers will meet promptly and attempt to set the then-fair market rental value of the Expansion Space. If they are unable to agree within thirty (30) days, they will select a third appraiser within ten (10) days to set the then fair market rental value of the Expansion Space. Landlord and Tenant will bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee.

     (e) Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers will set the Fair Market Rental Value of the Expansion Space. If a majority of the appraisers are unable to set the Fair Market Rental Value of the Expansion Space within thirty (30) days after selection of the third appraiser, the two appraisals which are closest in value will be averaged and the average of these two will be the Fair Market Rental Value of the Expansion Space.

     (f) It is expressly understood that Tenant shall have no option to exercise its Expansion Option if at the time of the attempted exercise of such option or at the commencement of such term this Lease is not then in full force and effect or if Tenant is then in monetary default of any terms and conditions of this Lease after applicable notice and cure periods.

     (g) It is expressly understood that this Expansion Option is subject to space availability. In the event there is no available space at Brookside, then Landlord shall provide the Expansion Space in another building which Landlord owns in the North Fulton County office market (also subject to space availability). In the event Landlord has multiple vacancies which could accommodate this requirement, then the exact location of the Expansion Space shall be determined by Tenant subject to Landlord's approval, such approval not to be unreasonably withheld, conditioned or delayed.


3.   The Additional Building:

     Provided this Lease is in full force and effect and Tenant is not in monetary default of any terms and conditions of this Lease after applicable notice and cure periods, Landlord shall extend to Tenant certain opportunities, with respect to an additional building which can be constructed approximately as shown on Exhibit "J" attached hereto and made a part hereof (the "Additional Building") (it being expressly understood by both parties that the representation is conceptual in nature and that the final building plan will be based on Tenant's requirement of a minimum 50,000 square feet), subject to the following terms and conditions:

     (a) Simultaneously with the execution of this Lease, Tenant has entered into an Option Agreement with Realticorp. (the "Option Agreement") to purchase from Realticorp. up to approximately 25 acres of land adjacent to the Land (hereinafter the "Additional Land"), said Option Agreement being attached hereto as Exhibit "I". In consideration of the Construction Option, as hereinafter defined, Landlord agrees to pay to Tenant Ten Thousand Dollars ($10,000.00) on or before thirty (30) days following Tenant's payment to Realticorp. of the Forty Thousand Dollars ($40,000.00) payment due under the Option Agreement (which payment is due Realticorp. on or before November 15, 1998). In the event Tenant elects to expand into an additional building within the Additional Land, Tenant shall provide notice thereof to Landlord. In such event, Landlord shall have the option (the "Construction Option") to have Landlord construct, for lease to Tenant, the Additional Building within the Phase II Land, as hereinafter defined. In the event Landlord desires to so construct the Additional Building for lease to Tenant, Landlord shall provide written notice of such election on or before thirty (30) days following its receipt of Tenant's notice. In the event Landlord fails to provide such notice within said thirty (30) day period or, provides notice to Tenant of its election not to proceed with the construction of the Additional Building for lease to Tenant, then, in such event, Landlord shall have no further rights whatsoever with respect to the Option Agreement or the Additional Land related thereto. If however, Landlord does elect to construct the Additional Building for Tenant, Tenant shall assign to Landlord so much of its rights under the Option Agreement as are necessary to allow Landlord to purchase that portion of the Additional Land upon which the Additional Building and related improvements are to be constructed (said portion being hereinafter referred to as the "Phase II Land"), with Tenant retaining all other of its rights under the Option Agreement. The Additional Building shall be of similar quality as the Leased Premises in all material respects. The size of the Additional Building shall be determined by Tenant in its sole discretion. Other development decisions affecting development costs, development schedule, and architectural style of the Additional Building shall be mutually agreed upon between Landlord and Tenant, the parties agreeing that the configuration and style of the Additional Building shall be compatible with the Building. In the event Tenant elects to have Landlord construct the Additional Building pursuant to this paragraph, Tenant shall enter into a Lease with Landlord for such space, which Lease shall contain the same terms and conditions of this Lease, except as follows:

     (i) The commencement date of the term of the Additional Building Lease, as hereinafter defined, shall be the date of Substantial Completion of construction of the Additional Building (the "Commencement Date"); rental payments shall commence on the Commencement Date. The term of the lease for the Additional Building (hereinafter referred to as the "Additional Building Lease") shall be for a minimum of seven (7) years.

     (ii) The Additional Building Lease shall contain no further expansion options, rights of refusal or other opportunities to lease additional space, no period of free rent and no construction allowance or other similar incentives other than as specified in (iii) below.

     (iii) The annual base rent for the Additional Building shall be equal to a yield of 11.30% per annum on the Project Cost of the Additional Building. Any specialized construction (above building standard allowance of $22.00 per useable square foot below a partially finished ceiling commensurate with the Building) will be amortized over the remaining term of the Lease at 10.5% per annum. Yield shall be calculated as gross rents less a vacancy allowance of 5% on lease terms less than ten (10) years, less a base year operating expense stop and less a structural reserve of .07 per square foot, divided by Project Costs as hereinafter defined. (Please note that for purposes of this transaction, utilities are paid for by Tenant.)

     (b) "Project Costs" shall mean Landlord's cost of the Phase II Land, and any commissions relating to the lease transaction and all direct and indirect, hard and soft, costs and expenses of designing, permitting, landscaping and constructing the Additional Building including general conditions and a construction and development fee of 5% of the total costs. Landlord acknowledges and agrees that all of the standards and procedures provided for in the Work Letter Agreement attached hereto as Exhibit "K" relating to the Building shall be followed by Landlord with respect to its construction of the Additional Building.

     (c) Landlord represents and warrants that the factors and methodology which will be used for the determination of the rental rate necessary to realize an 11.30% per annum yield on the Project Cost of the Additional Building as set forth in Section 3(a)(iii) above are the same factors and methodology Landlord used in its calculation on the rental rate necessary to realize an 11.30% per annum yield on the Project Cost of the Leased

Premises. An example of said methodology is provided for on Exhibit "M" attached hereto and made a part hereof. Landlord further represents and warrants that the factors and methodology used in the calculation of the 5% construction and development fee for said Additional Building shall be the same as that used in deriving the 5% construction and development fee applicable to the Leased Premises. Finally, Landlord represents and warrants that all phases of the development process relating to the construction of the Additional Building shall be conducted on an "open book" basis.

4. Lease Term Extensions: In the event Landlord constructs for Tenant the Additional Building on the Phase II Land, Tenant shall have the unilateral right to extend the lease term of the Leased Premises so that it is co-terminus with the lease term of the Additional Building. The extension Base Rental rate shall escalate two and one-half (2.5%) percent annually from the end of the original Lease for the Leased Premises.

5. Due Diligence Information: Landlord agrees to provide Tenant with copies of all due diligence information collected by Landlord associated with the Leased Premises or other land which is included in Tenant's land option and agrees to consider in good faith any of Tenant's comments or concerns in relation thereto. Furthermore, Landlord acknowledges and agrees that it has, on or before the date of execution hereof, provided to Tenant a leasehold title insurance commitment which commitment specifies all title exceptions applicable to the Land. Landlord acknowledges and agrees that, as of the Commencement Date, only those exceptions noted within Schedule B-2 of the title commitment provided to Tenant shall encumber the Land, except, however, that Landlord shall be able to place utility easements on the Land for utilities to serve the Leased Premises.

6. Brookside Protective Covenants: To the extent that Landlord exercises any control or influence with respect to the Protective Covenants for Brookside, Landlord agrees that Tenant shall have reasonable input into the establishment of same and that Landlord will consider in good faith all of Tenant's comments and concerns in relation thereto and will further consider in good faith all of Tenant's comments and concerns in relation to any proposed amendments thereto.

7. Infrastructure: Landlord shall enter into an agreement with Realticorp. requiring that all infrastructure, including roads, landscaping, park entry, signage and the section of the jogging trail in the vicinity of the Building, shall be completed prior to the Commencement Date. The approximate location of the jogging trail is shown on Exhibit "L" attached hereto and by this reference made a part hereof.

8. Microwave Dishes: Tenant may install, at its sole cost and expense (but at no additional rental), up to four (4) microwave satellite dishes as well as related base site cabinets in connection with such satellite dishes, on either the ground or rooftop of the Leased Premises. The exact size of each dish should not exceed six (6) feet in diameter. Any installation shall be in accordance with applicable code requirements and shall be subject to Landlord's approval of the size, design, installation and appearance, and screening of such equipment, such approval not to be unreasonably withheld, conditioned or delayed. Any additional screening or structural reinforcement necessary as a result of the installation of such microwave dishes shall be at Tenant's sole cost and expense. Tenant's use of and access to such facilities and equipment will be uninterrupted while the Lease is in effect. In addition to the foregoing, at Tenant's election, subject only to structural limitations applicable to the Building, Tenant shall be entitled to install additional microwave satellite dishes on the roof of the Building or elsewhere on the Land; provided, however, each of the above provisions relating to Landlord's approval of size, design, installation, appearance and screening of the original four microwave satellite dishes shall likewise apply to such additional microwave dishes. Landlord acknowledges and agrees that in no event shall it charge any additional rent with respect to any such microwave satellite dishes; however, Tenant shall pay for any structural alterations to the Building necessitated by the installation of such microwave satellite dishes. Tenant acknowledges and agrees that the placement of such additional microwave dishes is contingent on there being adequate land for the placement of such additional microwave dishes, and if Tenant requests in writing Landlord to acquire any such additional land, Tenant shall be responsible for the cost of acquiring such additional land.

9. Traffic Signal: Upon the Commencement Date, Landlord will either install a traffic signal at the Western entrance (primary entrance) to the Office Park or that traffic officers will be on site during peak hours and the lunch hour to direct traffic until such time as the traffic signal has been installed.

10. Computer Cabling Conduits: Landlord shall, during its initial construction of the Building and related improvements on the Land, make accommodation for additional computer cabling conduits running from the Building to the planned public right-of-way and running from the Building to the common property line separating the Land and the Additional Land. In relation thereto, Landlord acknowledges and agrees that it is likely Tenant will, in the future, need to add additional computer cable lines from the Building to the right-of-way and, in the event the Additional Building is constructed, will desire to cross cable between the Building and said Additional Building. Tenant acknowledges and agrees that any and all costs for such additional computer cabling work shall be borne by Tenant.


11. Buffer: Landlord shall enter into an agreement with the owner of the property adjoining the eastern boundary of the Land requiring that there be a ten (10) foot buffer located on all property adjoining the eastern boundary of the Land.

                              EXHIBIT I
                       [LAND OPTION AGREEMENT]


                           TO BE ATTACHED

                              EXHIBIT J
                      [THE ADDITIONAL BUILDING]

                              EXHIBIT K
                       [WORK LETTER AGREEMENT]

                              EXHIBIT L
                     [LOCATION OF JOGGING TRAIL]

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349255